Basis of Presentation	12 Months Ended
Dec. 31, 2013
Basis of Presentation

Basis of Presentation

Jason Partners Holdings Inc. (“the Parent Company”) follows the accounting policies as described in Note 1 to the consolidated financial statements of Jason Partners Holdings Inc. and subsidiaries (“the Company”) with the exception of its investment in its subsidiary for which the Parent Company uses the equity method of accounting.

For further information, reference should be made to the notes to the audited consolidated financial statements of the Company.

At December 31, 2012 and December 31, 2013, consolidated retained earnings of Jason Partners Holdings Inc. included undistributed earnings from unconsolidated subsidiaries, accounted for by the equity method, of approximately $1.5 million and $2.3 million, respectively. At December 31, 2012 and 2013, Jason Partners Holdings Inc. had restricted net assets from consolidated subsidiaries of $34.3 million and $39.8 million, respectively, and had restricted net assets from unconsolidated subsidiaries of $7.5 million and $8.2 million, respectively. Such restriction is related to debt maintained at the Company’s wholly-owned German subsidiary, Jason GmbH, totaling $8.9 million and $5.7 million as of December 31, 2012 and December 31, 2013, respectively, and includes transfer of assets or the payment of dividends between Jason GMBH and its consolidated and unconsolidated subsidiaries and Jason GMBH’s parent entities.

During the year ended December 31, 2013, the Parent Company received $43.1 million of common stock dividends and $48.4 million related to preferred stock redemptions from Jason Holdings, Inc. I.

As the Parent Company does not maintain a cash account and necessary cash payments are paid by the Company, statements of cash flows have not been presented for the Parent Company.